Report
of
Indepen
dent
Register
ed
Public
Account
ing
Firm

To the
Shareho
lders
and
Board
of
Director
s of
Federat
ed
Investm
ent
Series
Funds,
Inc.:

In
plannin
g and
perform
ing our
audit of
the
financia
l
stateme
nts of
Federat
ed Bond
Fund
(the sole
portfoli
o
constitu
ting
Federat
ed
Investm
ent
Series
Funds,
Inc.)
(the
?Fund?)
as of
and for
the year
ended
Novem
ber 30,
2013, in
accorda
nce with
the
standard
s of the
Public
Compan
y
Account
ing
Oversig
ht
Board
(United
States),
we
consider
ed the
Fund?s
internal
control
over
financia
l
reportin
g,
includin
g
controls
over
safeguar
ding
securitie
s, as a
basis for
designin
g our
auditing
procedu
res for
the
purpose
of
expressi
ng our
opinion
on the
financia
l
stateme
nts and
to
comply
with the
require
ments
of Form
N-SAR,
but not
for the
purpose
of
expressi
ng an
opinion
on the
effectiv
eness of
the
Fund?s
internal
control
over
financia
l
reportin
g.
Accordi
ngly,
we
express
no such
opinion.

The
manage
ment of
the
Fund is
responsi
ble for
establis
hing
and
maintai
ning
effectiv
e
internal
control
over
financia
l
reportin
g.  In
fulfillin
g this
responsi
bility,
estimate
s and
judgme
nts by
manage
ment
are
required
to
assess
the
expecte
d
benefits
and
related
costs of
controls
..  A
compan
y?s
internal
control
over
financia
l
reportin
g is a
process
designe
d to
provide
reasona
ble
assuran
ce
regardin
g the
reliabilit
y of
financia
l
reportin
g and
the
preparat
ion of
financia
l
stateme
nts for
external
purpose
s in
accorda
nce with
generall
y
accepte
d
accounti
ng
principl
es.  A
compan
y?s
internal
control
over
financia
l
reportin
g
includes
those
policies
and
procedu
res that
(1)
pertain
to the
mainten
ance of
records
that, in
reasona
ble
detail,
accurate
ly and
fairly
reflect
the
transacti
ons and
dispositi
ons of
the
assets of
the
compan
y; (2)
provide
reasona
ble
assuran
ce that
transacti
ons are
recorde
d as
necessar
y to
permit
preparat
ion of
financia
l
stateme
nts in
accorda
nce with
generall
y
accepte
d
accounti
ng
principl
es, and
that
receipts
and
expendi
tures of
the
compan
y are
being
made
only in
accorda
nce with
authoriz
ations
of
manage
ment
and
director
s of the
compan
y; and
(3)
provide
reasona
ble
assuran
ce
regardin
g
preventi
on or
timely
detectio
n of
unautho
rized
acquisiti
on, use
or
dispositi
on of a
compan
y?s
assets
that
could
have a
material
effect
on the
financia
l
stateme
nts.

Because
of its
inherent
limitatio
ns,
internal
control
over
financia
l
reportin
g may
not
prevent
or
detect
misstate
ments.
Also,
projecti
ons of
any
evaluati
on of
effectiv
eness to
future
periods
are
subject
to the
risk that
controls
may
become
inadequ
ate
because
of
changes
in
conditio
ns, or
that the
degree
of
complia
nce with
the
policies
or
procedu
res may
deterior
ate.

A
deficien
cy in
internal
control
over
financia
l
reportin
g exists
when
the
design
or
operatio
n of a
control
does not
allow
manage
ment or
employ
ees, in
the
normal
course
of
perform
ing their
assigne
d
function
s, to
prevent
or
detect
misstate
ments
on a
timely
basis.
A
material
weakne
ss is a
deficien
cy, or a
combin
ation of
deficien
cies, in
internal
control
over
financia
l
reportin
g, such
that
there is
a
reasona
ble
possibili
ty that a
material




misstate
ment of
the
compan
y?s
annual
or
interim
financia
l
stateme
nts will
not be
prevent
ed or
detected
on a
timely
basis.

Our
consider
ation of
the
Fund?s
internal
control
over
financia
l
reportin
g was
for the
limited
purpose
describe
d in the
first
paragra
ph and
would
not
necessar
ily
disclose
all
deficien
cies in
internal
control
that
might
be
material
weakne
sses
under
standard
s
establis
hed by
the
Public
Compan
y
Account
ing
Oversig
ht
Board
(United
States).
Howeve
r, we
noted
no
deficien
cies in
the
Fund?s
internal
control
over
financia
l
reportin
g and its
operatio
n,
includin
g
controls
over
safeguar
ding
securitie
s, that
we
consider
to be a
material
weakne
ss as
defined
above
as of
Novem
ber 30,
2013.

This
report is
intende
d solely
for the
informa
tion and
use of
manage
ment
and the
Board
of
Director
s of the
Fund
and the
Securiti
es and
Exchan
ge
Commis
sion and
is not
intende
d to be
and
should
not be
used by
anyone
other
than
these
specifie
d
parties.


      E
r
n
s
t

&

Y
o
u
n
g

L
L
P












Boston,
Massac
husetts
January
24,
2014